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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   ___________

                                   FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                       Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported)        MARCH 31, 1997
                                                -------------------------------

                               FOCUS SURGERY, INC.
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               (Exact name of registrant as specified in charter)

           DELAWARE                  0-22136                  77-0332937
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(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)           Identification No.)

895 SAN MATEO DRIVE, MENLO PARK CA                                   94025
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code            (415) 328-2614
                                                          ---------------------
                                       N/A
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         (Former name or former address, if changed since last report.)


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Item 3.   Bankruptcy or Receivership

          On February 9, 1996, the Registrant filed for protection under Chapter 11 of the federal bankruptcy laws in the United States Bankruptcy Court, Northern District of California, Oakland division pursuant to which the Registrant's existing directors and officers will continue in possession but subject to the supervision and orders of the bankruptcy court.

          The Company is currently reviewing the claims of its various creditors. It is unclear at this time whether there will be any funds available for distribution to shareholders. This information is currently anticipated to be available in the first quarter of 1997, although this schedule is subject to change. Once this information has been determined, the Company may file a plan of reorganization with the bankruptcy court.

Item 7.   Financial Statements and Exhibits

Exhibit No.              Description

99.14 Summary of Financial Status of the Registrant for the month ended March 1997, as filed with the United States Bankruptcy Court, Northern District of California, Oakland division.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Focus Surgery, Inc.
                                        ----------------------------
                                               (Registrant)


Date:  May 28, 1997                       By:        /s/ RICK REDETT
                                             -------------------------------
                                          Name:  Rick Redett
                                          Title: President and Chief
                                                 Executive Officer